VOYA ARCHITECT® NY VARIABLE ANNUITY
VOYA EMPIRE INNOVATIONS VARIABLE ANNUITY

VOYA EMPIRE TRADITIONS VARIABLE ANNUITY

DEFERRED VARIABLE ANNUITY CONTRACTS

issued by

ReliaStar Life Insurance Company of New York
and its

Separate Account NY-B of ReliaStar Life Insurance Company of New York

Supplement Dated December 19, 2019

This supplement updates certain information contained in your current product prospectus and any subsequent supplements thereto. Please read it carefully and keep it with your prospectus for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in your prospectus.

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The following information only affects you if you currently invest in or plan to invest in the subaccounts that correspond to the Voya Euro STOXX 50® Index, Voya FTSE 100 Index®, Voya Hang Seng Index and Voya Japan TOPIX Index® Portfolios (the “Portfolios”).

On November 21, 2019, the Portfolios’ Board of Directors ratified the closing of the Portfolios to new investment, effective September 12, 2019. Effective on or about January 27, 2020, each of the Portfolios will be closed to all new investment through your Contract. Existing allocations to any of the Portfolios may continue to be invested in the subaccounts that invest in the Portfolios, but no new allocations will be allowed. Consequently, be aware of the following with respect to future investment in any of the Portfolios:

•      If you participate in an automatic reallocation program (e.g. dollar cost averaging or automatic rebalancing), if available, any amounts directed to any of the Portfolios will be automatically allocated among the other open subaccounts in which you are invested, on a pro rata basis; and

•      If you direct that new premium be allocated to one or more of the Portfolios, such new premium will not be accepted and may be returned unless you provide us with instructions to allocate the premium to one or more of the other open subaccounts.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your Contract, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting:

Customer Service

P.O. Box 9271

Des Moines, IA 50306-9271

(800) 366-0066

If you received a summary prospectus for any of the funds available through your Contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

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